Supplement dated January 9, 2017 to the

PNC Funds Statement of Additional Information

dated September 28, 2016, as supplemented

PNC Large Cap Core Fund

PNC Large Cap Growth Fund

PNC Large Cap Value Fund

(collectively, the “Funds”)

Effective March 31, 2017, the following changes will become effective:

1)             PNC Large Cap Core Fund’s name will become “PNC Multi-Factor All Cap Fund.”

2)             PNC Large Cap Growth Fund’s name will become “PNC Multi-Factor Large Cap Growth Fund.”

3)             PNC Large Cap Value Fund’s name will become “PNC Multi-Factor Large Cap Value Fund.”

4)             Michael Coleman, Equity Analyst, will be become a portfolio manager of the Funds.  As of December 1, 2016, Michael Coleman did not beneficially own shares of the Funds.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI-PCA-0117